UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 5, 2013

BECTON, DICKINSON AND COMPANY

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

001-4802	22-0760120
(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive, Franklin Lakes, New Jersey	07417-1880
(Address of Principal Executive Offices)	(Zip Code)

(201) 847-6800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 5, 2013, Becton, Dickinson and Company (“BD”) issued a press release announcing its financial results for its first fiscal quarter ending December 31, 2012. A copy of the press release is furnished as Exhibit 99.1 to this report.

The press release furnished as Exhibit 99.1 contains certain financial measures that differ from those presented in accordance with U.S. generally accepted accounting principles (“non-GAAP measures”), as follows:

•

Revenues. We present international and total revenue growth rates (for the total company and each of its segments and units, and for our safety-engineered devices) after eliminating the effect of foreign currency translation. We believe that these measures of revenue growth allow investors to better understand the underlying operating results of BD and facilitate comparisons to prior periods.

•

Earnings Per Share from Continuing Operations. We present our EPS growth for the first quarter of fiscal year 2013 after eliminating the effect of foreign currency translation. We believe that eliminating the effect of foreign currency translation allows investors to better understand the underlying operating results of BD and facilitates comparisons to prior periods.

We also present estimated EPS guidance for fiscal year 2013 after eliminating the estimated impact of foreign currency translation during the fiscal year and the estimated impact of the medical device excise tax that has gone into effect during the year under the U.S. healthcare reform law. Eliminating the effect of foreign currency translation allows investors to better understand the anticipated underlying performance of BD and assess BD’s earnings guidance relative to prior periods. Eliminating the impact of the medical device excise tax also allows investors to compare BD’s 2013 guidance to prior periods as the tax is in effect for the first time in 2013.

We also present estimated EPS growth rates for fiscal year 2013 after adjusting fiscal year 2012 EPS by excluding the pension settlement charge recorded in the fourth quarter of fiscal year 2012. This charge is not considered by management to be part of ordinary operations, and management believes eliminating this charge when providing fiscal year 2013 EPS guidance allows investors to better understand our guidance in relation to fiscal year 2012.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1    Press release dated February 5, 2013, which is furnished pursuant to Item 2.02

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY
(Registrant)

By:	/s/ Gary DeFazio
Gary DeFazio
Vice President and Corporate Secretary

Date: February 5, 2013

Exhibit Index

99.1	Press release dated February 5, 2013, which is furnished pursuant to Item 2.02